Exhibit 99.1
                                  ------------

     The Mortgage Loans have original terms to maturity ranging from 10 years to 30 years and a Cut-off Date Principal Balance of approximately $374,984,174. Subsequent to the Closing Date, the Trust will purchase, to the extent available, approximately $88,875,505 in Subsequent Mortgage Loans. All of the adjustable-rate Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a "Mortgage") and all of the fixed-rate Mortgage Loans will be secured by either first or second Mortgages. The Mortgages create first liens (in the case of the adjustable-rate Mortgage Loans) and first or second liens (in the case of the fixed-rate Mortgage Loans) on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units, individual condominium units and manufactured housing (each, a "Mortgaged Property"). The Mortgage Loans consist of approximately 1,481 Mortgage Loans, of which approximately 97.95% are secured by first Mortgages and approximately 2.05% are secured by second Mortgages.

     Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 80.65% of the Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans") and approximately 19.35% of the Mortgage Loans are fixed-rate Mortgage Loans (the " Fixed-Rate Mortgage Loans").

     Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

     Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Mortgage Loans will occur after an initial period of two years, in the case of approximately 93.38% of the Adjustable-Rate Mortgage Loans and three years, in the case of approximately 6.62% of the Adjustable-Rate Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of .125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the " Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Mortgage Loans have a weighted average Periodic Rate Cap of approximately 2.998% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.000% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

     Approximately 79.82% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 80.00% of the original principal balance of the related Mortgage

Loan in any twelve-month period.

     Approximately 29.53% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 1.74% of the Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 76.96%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

     Except with respect to approximately 0.05% of the Mortgage Loans, all of the Mortgage Loans have a scheduled monthly payment due on the first day of the month (the "Due Date").

     The weighted average remaining term to maturity of the Mortgage Loans is approximately 352 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to December 1, 1996 or after July 1, 2002 or will have a remaining term to maturity of less than 117 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is June 1, 2032.

     The average Principal Balance of the Mortgage Loans at origination was approximately $253,411.48. The average Principal Balance of the Mortgage Loans as of the Cut-off Date was approximately $253,196.61. No Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $958,259.60 or less than approximately $19,334.84.

     The Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 6.000% per annum and not more than 13.950% per annum and the weighted average Mortgage Rate was approximately 8.488% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 3.400% to 9.750%, Minimum Mortgage Rates ranging from 6.125% per annum to 13.250% per annum and Maximum Mortgage Rates ranging from 12.125% per annum to 19.250% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had a weighted average Gross Margin of approximately 5.706% per annum, a weighted average Minimum Mortgage Rate of approximately 8.599% per annum and a weighted average Maximum Mortgage Rate of approximately 14.599% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in May 1, 2005, and the weighted average next Adjustment Date for the Adjustable-Rate Mortgage Loans following the Cut-off Date is April 1, 2004.

     The Mortgage Loans are expected to have the following characteristics as of the respective Cut-off Date (March 1, 2002 for the Mortgage Loans and May 1, 2002 for the Subsequent Mortgage Loans) (the sum in any column may not equal the total indicated due to rounding):

                  CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS (1)

                                             PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                              NUMBER OF    OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS
PRINCIPAL BALANCE ($)      MORTGAGE LOANS      CUT-OFF DATE           OF THE CUT-OFF DATE
------------------------   --------------  ---------------------    ------------------------
 19,335 - 50,000........         18         $    817,747.08                    0.22%
 50,001 -100,000........        342           24,715,430.31                    6.59
100,001 -150,000........        185           23,009,130.10                    6.14
150,001 -200,000........        115           19,838,916.56                    5.29
200,001 -250,000........         58           13,072,898.88                    3.49
250,001 -300,000........         35            9,537,114.17                    2.54
300,001 -350,000........        341          110,699,698.04                   29.52
350,001 -400,000........        194           73,419,898.42                   19.58
400,001 -450,000........         65           27,823,931.66                    7.42
450,001 -500,000........         80           38,824,359.27                   10.35
500,001 -550,000........          9            4,782,814.47                    1.28
550,001 -600,000........         10            5,757,736.97                    1.54
600,001 -650,000........          5            3,169,221.24                    0.85
650,001 -700,000........          3            1,991,345.82                    0.53
700,001 -750,000........          8            5,922,792.02                    1.58
750,001 -800,000........          1              798,607.28                    0.21
800,001 -850,000........          3            2,474,443.19                    0.66
850,001 -900,000........          3            2,622,542.87                    0.70
900,001 -950,000........          5            4,747,285.88                    1.27
950,001 -958,260........          1              958,259.60                    0.26
                              -----         ---------------                  ------
 Total:.................      1,481         $374,984,173.83                  100.00%
                              =====         ===============                  ======

-------------------
(1) The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $253,196.61.


                     CREDIT SCORES FOR THE MORTGAGE LOANS(1)


                                             PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                              NUMBER OF    OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS
    CREDIT SCORE           MORTGAGE LOANS      CUT-OFF DATE           OF THE CUT-OFF DATE
------------------------   --------------  ---------------------    ------------------------
Unknown Scores..........        231          $ 36,153,450.62                  9.64%
451 - 500...............         13             2,085,199.93                  0.56
501 - 550...............        293            73,286,896.84                 19.54
551 - 600...............        316            85,154,492.35                 22.71
601 - 650...............        339            93,021,150.05                 24.81
651 - 700...............        177            48,953,216.43                 13.05
701 - 750...............         76            23,629,631.13                  6.30
751 - 800...............         35            12,350,771.01                  3.29
801 - 810...............          1               349,365.47                  0.09
                              -----          ---------------                ------
  Total.................      1,481          $374,984,173.83                100.00%
                              =====          ===============                ======

----------------------
(1) The weighted average Credit Score of the Mortgage Loans that had Credit Scores was approximately 610.

                       CREDIT GRADE FOR THE MORTGAGE LOANS


                                  PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                   NUMBER OF    OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
CREDIT GRADE    MORTGAGE LOANS      CUT-OFF DATE          OF THE CUT-OFF DATE
-------------   --------------  ---------------------   ------------------------
AA...........         819          $228,862,611.16               61.03%
A............         215            56,231,328.39               15.00
B............         239            48,641,275.74               12.97
AA+..........         139            30,576,110.16                8.15
C............          46             7,163,873.36                1.91
CC...........          23             3,508,975.02                0.94
                    -----          ---------------              ------
  Total......       1,481          $374,984,173.83              100.00%
                    =====          ===============              ======



               ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

                                          PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                           NUMBER OF    OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
ORIGINAL TERM (MONTHS)  MORTGAGE LOANS      CUT-OFF DATE          OF THE CUT-OFF DATE
----------------------  --------------  ---------------------   ------------------------
120...................         2           $    142,969.83                 0.04%
180...................       107             11,151,194.86                 2.97
240...................        34              3,798,595.41                 1.01
360...................     1,338            359,891,413.73                95.98
                           -----           ---------------               ------
  Total...............     1,481           $374,984,173.83               100.00%
                           =====           ===============               ======

--------------------
(1) The weighted average original term to maturity of the Mortgage Loans was approximately 353 months.


              REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                              NUMBER OF    OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
REMAINING TERM (MONTHS)    MORTGAGE LOANS      CUT-OFF DATE          OF THE CUT-OFF DATE
-----------------------    --------------  ---------------------   ------------------------
117 - 120..............           2          $    142,969.83                 0.04%
166 - 170..............           5               213,432.60                 0.06
171 - 175..............          11               837,210.14                 0.22
176 - 180..............          91            10,100,552.12                 2.69
236 - 240..............          34             3,798,595.41                 1.01
296 - 300..............           2               315,782.01                 0.08
346 - 350..............           3               215,736.21                 0.06
351 - 355..............          72             8,440,814.96                 2.25
356 - 360..............       1,261           350,919,080.55                93.58
                              -----          ---------------               ------
  Total................       1,481          $374,984,173.83               100.00%
                              =====          ===============               ======

--------------------
(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 352 months.

                          PROPERTY TYPES OF THE MORTGAGE LOANS

                                                   PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                    NUMBER OF    OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
       PROPERTY TYPE             MORTGAGE LOANS      CUT-OFF DATE          OF THE CUT-OFF DATE
------------------------------   --------------  ---------------------   ------------------------
SFR - Detached................       1,117         $290,413,430.26                77.45%
PUD - Detached................         156           46,131,047.35                12.30
2-4 Unit - Detached...........          99           17,424,022.82                 4.65
Low Rise Condo - Attached.....          57           13,150,749.48                 3.51
High Rise Condo - Attached....           9            2,477,098.74                 0.66
Manufactured Housing..........          26            1,940,504.67                 0.52
PUD - Attached................           7            1,620,716.30                 0.43
SFR - Attached................           5            1,018,333.42                 0.27
2-4 Unit - Attached...........           5              808,270.79                 0.22
                                     -----         ---------------               ------
  Total.......................       1,481         $374,984,173.83               100.00%
                                     =====         ===============               ======

--------------------
(1)    PUD refers to a home or "unit" in a Planned Unit Development.


                    OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)

                                         PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                          NUMBER OF    OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
  OCCUPANCY STATUS     MORTGAGE LOANS      CUT-OFF DATE          OF THE CUT-OFF DATE
--------------------   --------------  ---------------------   ------------------------
Owner Occupied......        1,411         $358,732,925.29                95.67%
Secondary...........           23            8,183,785.88                 2.18
Investor............           47            8,067,462.66                 2.15
                            -----         ---------------               ------
  Total.............        1,481         $374,984,173.83               100.00%
                            =====         ===============               ======

--------------------
(1)    Occupancy as represented by the mortgagor at the time of origination.


                              PURPOSE OF THE MORTGAGE LOANS

                                                 PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                  NUMBER OF    OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
        PURPOSE                MORTGAGE LOANS      CUT-OFF DATE          OF THE CUT-OFF DATE
----------------------------   --------------  ---------------------   ------------------------
Cash Out Refinance..........         900             $240,493,069.41             64.13%
Purchase....................         465              102,340,150.27             27.29
Rate/Term Refinance.........         116               32,150,954.15              8.57
                                   -----             ---------------            ------
  Total.....................       1,481             $374,984,173.83            100.00%
                                   =====             ===============            ======

                    ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOAN(1)(2)(3)

                                                     PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                      NUMBER OF    OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
ORIGINAL LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS      CUT-OFF DATE          OF THE CUT-OFF DATE
--------------------------------   --------------  ---------------------   ------------------------
15.87 - 20.00...................          2           $    109,815.39                 0.03%
20.01 - 25.00...................          4                341,902.45                 0.09
25.01 - 30.00...................          7              1,240,501.27                 0.33
30.01 - 35.00...................          4              1,609,838.92                 0.43
35.01 - 40.00...................          6              1,514,367.44                 0.40
40.01 - 45.00...................         16              4,727,945.48                 1.26
45.01 - 50.00...................         25              7,107,632.08                 1.90
50.01 - 55.00...................         30              9,528,588.77                 2.54
55.01 - 60.00...................         45             12,792,609.92                 3.41
60.01 - 65.00...................         90             26,868,440.79                 7.17
65.01 - 70.00...................        105             31,526,050.93                 8.41
70.01 - 75.00...................        160             45,568,046.87                12.15
75.01 - 80.00...................        498            121,319,890.78                32.35
80.01 - 85.00...................         94             23,326,886.48                 6.22
85.01 - 90.00...................        207             54,092,707.51                14.43
90.01 - 95.00...................        119             26,793,806.90                 7.15
95.01 -100.00...................         69              6,515,141.85                 1.74
                                      -----           ---------------               ------
     Total......................      1,481           $374,984,173.83               100.00%
                                      =====           ===============               ======

------------------
(1) The weighted average original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 76.96%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

             GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES(1)

                                              PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                              NUMBER OF     OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
        LOCATION           MORTGAGE LOANS       CUT-OFF DATE          OF THE CUT-OFF DATE
------------------------   --------------   ---------------------   ------------------------
Alabama.................          5           $    463,761.05                 0.12%
Alaska..................          1                120,305.04                 0.03
Arizona.................         20              3,954,736.07                 1.05
California..............        428            132,806,312.22                35.42
Colorado................         35              9,601,903.04                 2.56
Connecticut.............         31              7,164,881.09                 1.91
Delaware................          3                490,370.41                 0.13
District of Columbia....          1                 32,902.04                 0.01
Florida.................         78             13,358,033.88                 3.56
Georgia.................         43              7,964,817.48                 2.12
Hawaii..................          1                314,404.38                 0.08
Idaho...................          3                248,735.84                 0.07
Illinois................         50             11,873,220.64                 3.17
Indiana.................         20              2,093,580.94                 0.56
Iowa....................          2                204,766.78                 0.05
Kansas..................          4                309,708.57                 0.08
Kentucky................          5                518,751.17                 0.14
Louisiana...............          6                986,599.91                 0.26
Maine...................          9              1,415,764.22                 0.38
Maryland................         26              6,743,554.87                 1.80
Massachussetts..........         81             22,566,993.71                 6.02
Michigan................         50              9,814,343.82                 2.62
Minnesota...............         19              4,509,330.91                 1.20
Mississippi.............          3                290,615.39                 0.08
Missouri................         18              2,342,172.91                 0.62
Montana.................          2                402,972.38                 0.11
Nebraska................          1                163,209.33                 0.04
Nevada..................          8              1,187,393.84                 0.32
New York................        163             46,209,543.73                12.32
New Hampshire...........         10              2,190,231.41                 0.58
New Mexico..............          5                766,946.29                 0.20
New Jersey..............         69             22,575,610.02                 6.02
North Carolina..........         30              4,367,627.03                 1.16
Ohio....................         27              3,612,430.14                 0.96
Oklahoma................          1                327,639.59                 0.09
Oregon..................          5              1,342,833.80                 0.36
Pennsylvania............         31              6,366,660.05                 1.70
Rhode Island............          5              1,099,500.91                 0.29
South Carolina..........         14              2,010,368.43                 0.54
Tennessee...............         13              2,477,958.20                 0.66
Texas...................         64             17,036,704.79                 4.54
Utah....................          3                847,691.38                 0.23
Vermont.................          3                462,579.40                 0.12
Virginia................         55             14,060,882.82                 3.75
Washington..............         20              5,884,746.80                 1.57
Wisconsin...............         10              1,400,077.11                 0.37
                              -----           ---------------               ------
      Total.............      1,481           $374,984,173.83               100.00%
                              =====           ===============               ======

-------------------
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.49% in the 90210 ZIP Code.

                  DOCUMENTATION LEVELS OF THE MORTGAGE LOANS(1)

                                         PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                         NUMBER OF     OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
DOCUMENTATION LEVEL   MORTGAGE LOANS       CUT-OFF DATE          OF THE CUT-OFF DATE
-------------------   --------------   ---------------------   ------------------------
Full...............        913           $216,728,795.25                 57.80%
Stated Income......        540            151,220,417.49                 40.33
Limited Income.....         28              7,034,961.09                  1.88
                         -----           ---------------                ------
      Total........      1,481           $374,984,173.83                100.00%
                         =====           ===============                ======

--------------------
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.


                 CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                NUMBER OF     OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
CURRENT MORTGAGE RATE (%)    MORTGAGE LOANS       CUT-OFF DATE          OF THE CUT-OFF DATE
-------------------------    --------------   ---------------------   ------------------------
 6.000 - 7.000...........         130           $ 51,326,303.75                13.69%
 7.001 - 8.000...........         316            102,462,363.22                27.32
 8.001 - 9.000...........         411            113,535,653.44                30.28
 9.001 -10.000...........         312             66,155,321.94                17.64
10.001 -11.000...........         173             27,482,222.24                 7.33
11.001 -12.000...........          88              9,884,635.26                 2.64
12.001 -13.000...........          34              3,042,603.46                 0.81
13.001 -13.950...........          17              1,095,070.52                 0.29
                                -----           ---------------               ------
      Total..............       1,481           $374,984,173.83               100.00%
                                =====           ===============               ======

------------------
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 8.488% per annum.

             GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                         PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                         NUMBER OF     OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
GROSS MARGIN (%)      MORTGAGE LOANS       CUT-OFF DATE          OF THE CUT-OFF DATE
----------------      --------------   ---------------------   ------------------------
3.400 - 3.500........         2            $    634,729.60                0.21%
3.501 - 4.000........        14               4,406,908.73                1.46
4.001 - 4.500........        52              20,538,145.70                6.79
4.501 - 5.000........       119              43,430,404.56               14.36
5.001 - 5.500........       191              62,137,092.81               20.55
5.501 - 6.000........       243              70,513,608.27               23.31
6.001 - 6.500........       208              49,660,899.15               16.42
6.501 - 7.000........       126              27,820,781.41                9.20
7.001 - 7.500........        70              12,793,794.52                4.23
7.501 - 8.000........        62               8,654,503.96                2.86
8.001 - 8.500........         6                 827,350.37                0.27
8.501 - 9.000........         7                 916,138.64                0.30
9.501 - 9.750........         1                 105,206.45                0.03
                          -----            ---------------              ------
      Total..........     1,101            $302,439,564.17              100.00%
                          =====            ===============              ======

------------------
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 5.706% per annum.


          NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                             NUMBER OF     OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
NEXT ADJUSTMENT DATE      MORTGAGE LOANS       CUT-OFF DATE          OF THE CUT-OFF DATE
--------------------      --------------   ---------------------   ------------------------
May 1, 2002.............         1            $    205,686.84                 0.07%
June 1, 2002............         1                 110,095.17                 0.04
May 1, 2003.............         1                  61,775.91                 0.02
June 1, 2003............         2                 513,415.03                 0.17
August 1, 2003..........         9               1,074,493.46                 0.36
September 1, 2003.......        21               2,491,383.54                 0.82
October 1, 2003.........        22               2,591,645.63                 0.86
November 1, 2003........        17               2,716,194.33                 0.90
December 1, 2003........        15               3,402,322.45                 1.12
January 1, 2004.........       105              23,018,940.47                 7.61
February 1, 2004........       371             104,871,391.13                34.68
March 1, 2004...........       306              87,489,485.88                28.93
April 1, 2004...........        24               9,253,553.66                 3.06
May 1, 2004.............       116              44,868,900.00                14.84
June 1, 2004............         1                  50,000.00                 0.02
July 1, 2004............         1                  81,299.46                 0.03
August 1, 2004..........         1                  67,347.95                 0.02
September 1, 2004.......         2                 130,753.58                 0.04
October 1, 2004.........         3                 343,596.57                 0.11
November 1, 2004........         2                 235,652.78                 0.08
December 1, 2004........         5                 681,853.94                 0.23
January 1, 2005.........        18               3,444,017.41                 1.14
February 1, 2005........        22               4,726,476.41                 1.56
March 1, 2005...........        22               5,066,478.73                 1.68
April 1, 2005...........         1                 195,403.84                 0.06
May 1, 2005.............        12               4,747,400.00                 1.57
                             -----            ---------------               ------
      Total.............     1,101            $302,439,564.17               100.00%
                             =====            ===============               ======

------------------
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Mortgage Loans as of the Cut-off Date is approximately 24 months.

         MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                               PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                               NUMBER OF     OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
MAXIMUM MORTGAGE RATE (%)   MORTGAGE LOANS       CUT-OFF DATE          OF THE CUT-OFF DATE
------------------------    --------------   ---------------------   ------------------------
12.001 - 13.000...........         60            $ 22,514,357.38               7.44%
13.001 - 14.000...........        240              84,961,843.96              28.09
14.001 - 15.000...........        346             103,176,344.54              34.11
15.001 - 16.000...........        259              60,349,722.32              19.95
16.001 - 17.000...........        127              23,222,929.06               7.68
17.001 - 18.000...........         52               6,520,116.71               2.16
18.001 - 19.000...........         14               1,503,649.73               0.50
19.001 - 20.000...........          3                 190,600.47               0.06
                                -----            ---------------             ------
      Total...............      1,101            $302,439,564.17             100.00%
                                =====            ===============             ======

--------------------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 14.599% per annum.


         MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                               PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                               NUMBER OF     OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
MINIMUM MORTGAGE RATE (%)   MORTGAGE LOANS       CUT-OFF DATE          OF THE CUT-OFF DATE
-------------------------   --------------   ---------------------   ------------------------
 6.001 - 7.000...........          60          $ 22,514,357.38                 7.44%
 7.001 - 8.000...........         240            84,961,843.96                28.09
 8.001 - 9.000...........         346           103,176,344.54                34.11
 9.001 -10.000...........         259            60,349,722.32                19.95
10.001 -11.000...........         127            23,222,929.06                 7.68
11.001 -12.000...........          52             6,520,116.71                 2.16
12.001 -13.000...........          14             1,503,649.73                 0.50
13.001 -14.000...........           3               190,600.47                 0.06
                                -----          ---------------               ------
      Total..............       1,101          $302,439,564.17               100.00%
                                =====          ===============               ======

------------------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 8.599% per annum.

           PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                            PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                            NUMBER OF     OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
PERIODIC RATE CAP (%)    MORTGAGE LOANS       CUT-OFF DATE          OF THE CUT-OFF DATE
---------------------    --------------   ---------------------   ------------------------
1.000................           2            $    315,782.01                0.10%
3.000................       1,099             302,123,782.16               99.90
                            -----            ---------------              ------
      Total..........       1,101            $302,439,564.17              100.00%
                            =====            ===============              ======

------------------
(1)   Relates solely to rate adjustments.


          SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                       NUMBER OF     OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS
 SUBSEQUENT PERIODIC RATE CAP (%)   MORTGAGE LOANS       CUT-OFF DATE          OF THE CUT-OFF DATE
 --------------------------------   --------------   ---------------------   ------------------------
1.000............................       1,101           $302,439,564.17                100.00%
                                        -----           ---------------                -------
      Total......................       1,101           $302,439,564.17                100.00%
                                        =====           ===============                ======

------------------
(1)   Relates to all rate adjustments subsequent to rate adjustments.